Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   April, 1998
           Series 1998-07, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %    7.207047
                                                       -----------
       Weighted average maturity                           176.38
                                                       -----------
 A.      Amount of distribution allocable to principal and interest:
           The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
                 Principal Per   Prepayments Per    Interest Per
       Class      Certificate      Certificate       Certificate   Payout Rate
       -----      -----------      -----------       -----------   -----------
       R       $1,000.00000000   $  818.60000000  $  5.40000000   % 6.48000000
       PO      $    3.57273785   $    0.21606824  $  0.00000000   % 0.00000000
       A       $   17.34301871   $   14.19777717  $  5.41666667   % 6.50000000
       M       $    3.14534951   $    0.00000000  $  5.41666835   % 6.50000202
       B1      $    3.14535738   $    0.00000000  $  5.41667052   % 6.50000462
       B2      $    3.14535738   $    0.00000000  $  5.41667052   % 6.50000462
       B3      $    3.14534187   $    0.00000000  $  5.41666787   % 6.50000144
       B4      $    3.14534187   $    0.00000000  $  5.41666787   % 6.50000144
       B5      $    3.14535779   $    0.00000000  $  5.41667978   % 6.50001574

       2.      Unanticipated Recoveries:                     $            0.00
                                                               ---------------

 B.   Accrual Amount
       1.  Class            Accrual Amount
           N/A             $     N/A

       2.    The amount of servicing compensation received by the Company during
             the month preceding the month of distribution:  $       12,921.57
                                                               ---------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $  170,115,633.67
                                                               ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 510
                                                               ---------------
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       3.
        Beginning Aggregate    Ending Aggregate        Ending
        Class Certificate     Class Certificate  Single Certificate
Class   Principal Balance     Principal Balance       Balance         Cusip
-----   -----------------     -----------------       -------         -----
R       $          100.00  $             0.00  $            0.00   36158GAB4
PO      $      292,963.00  $       291,916.32  $          996.43   GEC9807PO
A       $  168,870,000.00  $   165,941,284.43  $          982.66   36158GAA6
SUP     $  162,715,111.00  $   159,808,566.44  $          982.14
M       $    1,731,461.00  $     1,726,014.95  $          996.85   36158GAC2
B1      $      432,644.00  $       431,283.18  $          996.85   36158GAD0
B2      $      432,644.00  $       431,283.18  $          996.85   36158GAE8
B3      $      692,230.00  $       690,052.70  $          996.85   36158GAP3
B4      $      346,115.00  $       345,026.35  $          996.85   36158GAQ1
B5      $      259,588.91  $       258,772.41  $          996.85   36158GAR9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            5        Principal Balance $     1,303,241.94
                              --------                       ---------------
       2.   60-89 days
            Number            0        Principal Balance $             0.00
                              --------                       ---------------
       3.   90 days or more
            Number            0        Principal Balance $             0.00
                              --------                       ---------------
       4.   In Foreclosure
            Number            0        Principal Balance $             0.00
                              --------                       ---------------
       5.   Real Estate Owned
            Number            0        Principal Balance $             0.00
                              --------                       ---------------
       6.   The  Scheduled  Principal  Balance  of any  Mortgage  Loan  replaced
            pursuant to the Pooling And Servicing Agreement:    $      0.00
                                                             ---------------
E.     Other Information:

       1.   Special Hazard Loss Amount:                           $    0.00
                                                                     -------

       2.   Bankruptcy Loss Amount:                               $    0.00
                                                                     -------

       3.   Fraud Loss Amount:                                    $    0.00
                                                                     -------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.48376070
                                                                     ----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.